Exhibit 10(a)



   Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 3 to the Registration Statement (Form N-4 No. 333-141761) and the related Statement of Additional Information appearing therein and pertaining to Lincoln Life & Annuity Variable Annuity Account H, which is incorporated by reference into Post-Effective Amendment No. 6, and to the use therein of our reports dated (a) March 18, 2008, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) March 7, 2008, with respect to the financial statements of Lincoln Life & Annuity Variable Annuity Account H.


                                                /s/ Ernst & Young LLP

Fort Wayne, Indiana
December 17, 2008